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                                                                      Exhibit 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                       HARTFORD LIFE GLOBAL FUNDING TRUSTS
               (Exact name of obligor as specified in its charter)

DELAWARE                                                                     N/A
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

C/O WILMINGTON TRUST COMPANY
1100 N. MARKET STREET
WILMINGTON, DELAWARE                                                       19890
(Address of principal executive offices)                              (Zip Code)

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                                  SECURED NOTES
                       (Title of the indenture securities)

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                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

             New York State Banking Department, State House, Albany, New York 12110.

             Board of Governors of the Federal Reserve System, Washington, D.C., 20551

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

                                        2
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Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No.333-73746 which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No.333-73746 which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.  Not applicable.

         9.  Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 22nd day of July, 2004.


                                         JPMORGAN CHASE BANK


                                         By
                                            ------------------------------------
                                             JOANNE ADAMIS
                                             VICE PRESIDENT

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Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No.333-73746 which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee see Exhibit 1 to Form T-1 filed in connection with Registration Statement No.333-73746 which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 22nd day of July, 2004.


                                         JPMORGAN CHASE BANK


                                         By /s/ Joanne Adamis
                                                --------------------------------
                                            /s/ Joanne Adamis
                                                Vice President

                                        3
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                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business December 31, 2003, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

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
                                                              DOLLAR AMOUNTS
                                                                IN MILLIONS
                           ASSETS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin                                           $  19,429
     Interest-bearing balances                                       9,602
Securities:
Held to maturity securities                                            176
Available for sale securities                                       53,625
Federal funds sold and securities purchased under
     agreements to resell
     Federal funds sold in domestic offices                         26,067
     Securities purchased under agreements to resell                80,099
Loans and lease financing receivables:
     Loans and leases held for sale                                 20,359
     Loans and leases, net of unearned income                    $ 163,864
     Less: Allowance for loan and lease losses                       3,151
     Loans and leases, net of unearned income and allowance        160,713
Trading Assets                                                     197,197
Premises and fixed assets (including capitalized leases)             6,010
Other real estate owned                                                128
Investments in unconsolidated subsidiaries and
     associated companies                                              828
Customers' liability to this bank on acceptances
     outstanding                                                       225
Intangible assets
     Goodwill                                                        2,315
     Other Intangible assets                                         4,997
Other assets                                                        46,892
TOTAL ASSETS                                                     $ 628,662
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
                         LIABILITIES

Deposits
     In domestic offices                                         $ 190,249
     Noninterest-bearing                                         $  74,112
     Interest-bearing                                              116,137
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's                                        136,496
   Noninterest-bearing                                           $   6,355
     Interest-bearing                                              130,141

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices                     4,639
     Securities sold under agreements to repurchase                 71,995
Trading liabilities                                                128,738
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)                      23,496
Bank's liability on acceptances executed and outstanding               225
Subordinated notes and debentures                                    8,028
Other liabilities                                                   26,985
TOTAL LIABILITIES                                                  590,851
Minority Interest in consolidated subsidiaries                         320

                       EQUITY CAPITAL

Perpetual preferred stock and related surplus                            0
Common stock                                                         1,785
Surplus  (exclude all surplus related to preferred stock)           16,318
Retained earnings                                                   19,590
Accumulated other comprehensive income                                (202)
Other equity capital components                                          0
TOTAL EQUITY CAPITAL                                                37,491
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL         $ 628,662
                                                                 =========
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.


                               WILLIAM B. HARRISON JR. )
                               WILLIAM H. GRAY, III    )DIRECTORS
                               HELENE L. KAPLAN        )